Exhibit 99

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Gas Transmission, Northwest Corporation for the quarter ended March 31, 2003, I, Thomas B. King, President of PG&E Gas Transmission, Northwest Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Gas Transmission, Northwest Corporation.

A signed original of this written statement required by Section 906 has been provided to PG&E Gas Transmission, Northwest Corporation and will be retained by PG&E Gas Transmission, Northwest Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 8, 2003	/S/ THOMAS B. KING
Thomas B. King President

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Gas Transmission, Northwest Corporation for the quarter ended March 31, 2003, I, Thomas E. Legro, Vice President and Controller of PG&E Gas Transmission, Northwest Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Gas Transmission, Northwest Corporation.

A signed original of this written statement required by Section 906 has been provided to PG&E Gas Transmission, Northwest Corporation and will be retained by PG&E Gas Transmission, Northwest Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 8, 2003	/S/ THOMAS E. LEGRO
Thomas E. Legro Vice President and Controller